                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 1, 2001

                            Merrill Lynch & Co., Inc.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


                Delaware               1-7182                 13-2740599
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           (State or other         (Commission          (I.R.S. Employer
           jurisdiction of         File Number)         Identification No.)
           incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

               (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.         Other Events
------          ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $ 119,880,000 aggregate principal amount of 9% Callable STock Return Income DEbt Securities/SM/ due November 3, 2003, payable at maturity with Sun Microsystems, Inc. common stock, under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.         Financial Statements, Pro Forma Financial Information and
                ---------------------------------------------------------
                Exhibits
                --------

                                      EXHIBITS

                (4) Instruments defining the rights of security holders, including indentures.

                                      Form of Merrill Lynch & Co., Inc.'s 9%
                                      Callable STock Return Income DEbt
                                      Securities/SM/ due November 3, 2003,
                                      payable at maturity with Sun Microsystems, Inc. common stock.

                (5) & (23)            Opinion re: legality; consent of counsel.

                                      Opinion of Sidley Austin Brown & Wood LLP relating to the 9% Callable STock Return Income DEbt Securities/SM/ due November 3, 2003, payable at maturity with Sun Microsystems, Inc. common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         MERRILL LYNCH & CO., INC.
                                         -------------------------
                                                (Registrant)


                                         By: /s/ John C. Stomber
                                             -----------------------------------
                                                 John C. Stomber
                                              Senior Vice President
                                                      and
                                                   Treasurer

Date: November 1, 2001

                                       3

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            MERRILL LYNCH & CO., INC.

                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED NOVEMBER 1, 2001

                                                   Commission File Number 1-7182

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                                  Exhibit Index

Exhibit No.              Description                                        Page
-----------              -----------                                        ----

(4) Instruments defining the rights of security holders, including indentures.

                                Form of Merrill Lynch & Co., Inc.'s 9% Callable STock Return Income DEbt Securities/SM/ due November 3, 2003, payable at maturity with Sun Microsystems, Inc. common stock.

(5) & (23)               Opinion re: legality; consent of counsel.

                                Opinion of Sidley Austin Brown & Wood LLP relating to the 9% Callable STock Return Income DEbt Securities/SM/ due November 3, 2003, payable at maturity with Sun Microsystems, Inc. common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).